                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2004 (NOVEMBER 17, 2004)

                      ALLIED HEALTHCARE INTERNATIONAL INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

         1-11570                                                   13-3098275
------------------------                              ------------------------------------
(COMMISSION FILE NUMBER)                              (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISION:

    [ ]  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT.
    [ ]  SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT.
    [ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT.
    [ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 17, 2004, Allied Healthcare International Inc. (the
"Company") modified the employment agreement of Sarah L. Eames. Pursuant to the amendment, Ms. Eames stepped down as Chief Executive Officer, President and
Chief Operating Officer of the Company and assumed the office of Executive Vice
President of the Company. Pursuant to the amendment, Ms. Eames agreed to serve as Executive Vice President of the Company for a period of 18 months at a salary of $200,000 per annum. A copy of the amendment to Ms. Eames' employment agreement is attached to this Form 8-K and incorporated herein by reference.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 17, 2004, the Company issued a press release announcing its earnings for the quarter and year ended September 30, 2004. A copy of the press release is attached to this Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 17, 2004, Sarah L. Eames stepped down as Chief Executive
Officer, President and Chief Operating Officer of the Company and assumed the office of Executive Vice President of the Company. Ms. Eames' new salary will be
$200,000 per annum.

         Timothy M. Aitken, age 60, who serves as Chairman of the Board of the
Company, has assumed the office of Chief Executive Officer of the Company, effective as of November 17, 2004.

         In connection with assuming the office of Chief Executive Officer, the board of directors of the Company, by board resolution and upon the recommendation of the compensation committee, determined to increase Mr.
Aitken's salary from its current level of $200,000 per annum to (pound)250,000 per annum.

         As required by the rules and regulations of the Securities and Exchange
Commission, certain information regarding Mr. Aitken employment history and relationships and transactions with the Company is set forth below.

         Employment History

         Timothy M. Aitken has served as chairman of the board of the Company since January 1997. He served as chief executive officer of the Company from
January 1997 until January 2004. Prior to joining the Company, Mr. Aitken served as an independent consultant to the healthcare industry from November 1995 until
January 1997. From June 1995 until November 1995, Mr. Aitken served as the vice chairman and president of Apria Healthcare Group, Inc., a California-based home healthcare company. He also served as chairman of the board of Omnicare plc from
September 1993 until its acquisition by the Company. From 1990 until June 1995,
Mr. Aitken served as chairman of the board, president and chief executive officer of Abbey Healthcare Group Inc., a predecessor of Apria Healthcare Group,
Inc.

         Conversion of Series A Preferred Stock

         In July 2004, upon the consummation of the public offering of shares of our common stock of the Company, all of the holders of Series A preferred stock of the Company converted their shares into shares of common stock of the
Company, on a one-for-one basis. The Company paid to such holders, in addition to the accrued and unpaid dividends on their shares of Series A preferred stock, a conversion fee of $0.26165 per share. The following table sets forth, with respect to Mr. Aitken and Aitken (English) Company Limited, the number of shares of Series A preferred stock held by them, the amount of the accrued and unpaid dividends that the Company paid them and the amount of the conversion fee that the Company paid them:

   --------------------------------------------------------------------------------------------------------
                                Number of Shares of Series A   Accrued and Unpaid
                                    Preferred Stock Held            Dividends
              Name                                                                      Conversion Fee
   --------------------------------------------------------------------------------------------------------

   Aitken (English) Company
   Limited(1)                              87,200                    $82,874               $22,816
   --------------------------------------------------------------------------------------------------------
   Timothy M. Aitken                       87,200                    $82,874               $22,816
   --------------------------------------------------------------------------------------------------------

         (1) Aitken (English) Company Limited is an affiliate of Timothy M.
Aitken.

         Other Transactions with Directors and Executive Officers

         On December 2, 2003, Mr. Aitken repaid in full the principal amount of and accrued interest on the promissory notes issued by him to the Company in connection with the Company's corporate reorganization in 2002. The principal and accrued interest repaid aggregated $590,500. The loans were repaid by delivery to the Company of 103,596 shares of common stock held by Mr. Aitken, valued at $5.70 per share, the closing price on the day prior to the repayment date. The Company agreed to reimburse Mr. Aitken for the taxes incurred by him on the disposition of the shares to the Company, which were $83,395.

         The board of directors of the Company, upon the recommendation of the compensation committee, awarded Mr. Aitken, effective December 2, 2003, 350,000 options to acquire common stock, vesting immediately and exercisable at a price of $5.70 per share, and, on November 25, 2003, a cash bonus of $400,000.

         In November 2004, in connection with his assuming the office of Chief
Executive Officer of the Company, the board of directors of the Company, upon the recommendation of the compensation committee, awarded Mr. Aitken a bonus of
$50,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         10.1 Amendment No. 1, dated November 17, 2004, to the Employment
Agreement, dated September 24, 2004, between Sarah L. Eames and Allied
Healthcare International Inc.

         99.1 Press release, dated November 17, 2004, of Allied Healthcare
International Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2004

                                     ALLIED HEALTHCARE INTERNATIONAL INC.

                                     By: /s/ Charles Murphy
                                         ------------------------------
                                         Name: Charles Murphy
                                         Title: Chief Financial Officer